UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               April 13, 2011

THE MONARCH CEMENT COMPANY
(Exact name of Registrant as specified in its charter)

Kansas	0-2757	48-0340590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. BOX 1000, HUMBOLDT, KANSAS          66748-0900
(Address of Principal Executive Offices)                                    (Zip Code)

Registrant's telephone number, including area code         (620) 473-2222

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders.

    The Monarch Cement Company held its annual meeting of stockholders on Wednesday, April 13, 2011, at which meeting our stockholders voted upon the following matters:
  The election of three Class I directors to hold office for a term expiring at our 2014 annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;
  The advisory proposal to approve the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting; and
  The advisory vote on the frequency of future stockholder advisory votes on the compensation of our executive officers.
Election of Directors

    At the annual meeting, David L. Deffner, Gayle C. McMillen and Richard N. Nixon each was elected as a Class I director. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Name	Votes in Favor	Votes Withheld
David L. Deffner	13,987,035	92,782
Gayle C. McMillen	13,987,335	92,782
Richard N. Nixon	14,197,222	92,782

There were 0 broker non-votes with respect to this matter.

    In addition to the Class I directors elected at the Annual Meeting, the persons continuing their term of office as members of our board of directors are identified below.

          Class II Directors (term to expire in 2012)
       Byron J. Radcliff
       Michael R. Wachter
       Walter H. Wulf, Jr.
       Walter H. Wulf, III

          Class III Directors (term to expire in 2013)
       Jack R. Callahan
       Ronald E. Callaway
       Robert M. Kissick
       Byron K. Radcliff

Advisory Approval of the Compensation of our Executives

    At the annual meeting, the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Advisory approval of the compensation of our executives disclosed in our proxy statement	14,028,354	100,673	177,179

There were 0 broker non-votes with respect to this matter.

Advisory Approval on the Frequency of Stockholder Votes on the Compensation of our Executives

    At the annual meeting, the frequency alternative for future stockholder advisory votes on the compensation of our executive officers that received the highest number of votes was "3 Years". The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes for 3 Years	Votes for 2 Years	Votes for 1 Year	Votes Abstaining
Advisory approval as to the frequency of future stockholder advisory votes on the compensation of our executive officers	12,482,033	295,125	1,160,590	368,458

There were 0 broker non-votes with respect to this matter.

Subject to further review by our Board of Directors, the next stockholder advisory vote on the compensation of our executive officers will be held at our 2014 annual meeting of stockholders.

Additional information regarding the annual meeting is contained in our proxy statement dated March 16, 2011.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        The Monarch Cement Company
Dated: April 15, 2011

                         By:  /s/ Debra P. Roe
                            Debra P. Roe, CPA
                            Chief Financial Officer and
                            Assistant Secretary-Treasurer
                            (principal financial officer and
                            principal accounting officer)